TIAA-CREF Life Funds	Summary Prospectus

Money Market Fund

MAY 1, 2022

Ticker: TLMXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/tclf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2022, as subsequently supplemented, and the sections of the Fund’s shareholder report dated December 31, 2021 from “Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks current income consistent with maintaining liquidity and preserving capital.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases (percentage of offering price)	0%
Maximum deferred sales charge	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%
Redemption fee	0%
Exchange fee	0%

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.10%
Other expenses	0.12%
Total annual Fund operating expenses	0.22%
Waivers and expense reimbursements[1]	(0.07)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.15%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2023, unless changed with approval of the Board of Trustees. Teachers Advisors, LLC, and its affiliates have agreed to voluntarily waive a portion of the expenses of the Fund to the extent needed to maintain a non-negative yield. This waiver may be terminated at any time.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$15
3 years	$64
5 years	$117
10 years	$273

Principal investment strategies

The Fund is a “government money market fund,” as defined in the applicable rules governing money market funds, and as such invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully by cash or U.S. Government securities. These investments include (1) securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities and (2) repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Short-term, U.S. Government securities generally pay interest that is among the lowest for income-

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paying securities. Because of this, the yield on the Fund will likely be lower than the yields on funds that invest in longer-term or lower-quality securities.

Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s investments will be made in accordance with the applicable rules governing the quality, maturity and diversification of securities and other instruments held by money market funds. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and invests in debt obligations with a remaining maturity of 397 days or less.

Teachers Advisors, LLC (“Advisors”) limits the Fund’s investments to U.S. Government securities or securities that present minimal credit risks to the Fund and are of eligible quality.

A government money market fund is not required to impose liquidity fees or redemption gates, and the Fund does not currently intend to impose such fees and/or gates. However, the Fund’s Board of Trustees of the Trust (“Board of Trustees”) could elect to subject the Fund to such fees and/or gates in the future.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Current Income Risk—The risk that the income the Fund receives may fall as a result of a decline in interest rates. In a low or negative interest rate environment, the Fund may not be able to achieve a positive or zero yield or maintain a stable net asset value (“NAV”) of $1.00 per share.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due.

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• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. As of the date of this Prospectus, interest rates in the United States and in certain foreign markets are at low levels, which may increase the Fund’s exposure to risks associated with rising interest rates. However, interest rates may increase in the future. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• U.S. Government Securities Risk—Securities issued by the U.S. Government or one of its agencies or instrumentalities may receive varying levels of support from the U.S. Government, which could affect the Fund’s ability to recover should they default. To the extent the Fund invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance.

• Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the peer group average or mutual funds with similar investment objectives.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The

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bar chart shows the annual total returns of shares of the Fund during the preceding ten-year period. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2021, and how those returns compare to those of the Fund’s peer group average. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. As of October 14, 2016, certain changes were made to the Fund’s investment strategies. Performance information prior to this date reflects the Fund’s investment strategies before this date. As a result, the Fund’s performance after October 14, 2016 may differ materially from the performance information shown below for the period prior to October 14, 2016. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The peer group average listed below is unmanaged, and you cannot invest directly in the peer group average.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS (%)

Money Market Fund

Best quarter: 0.57%, for the quarter ended June 30, 2019. Worst quarter: 0.00%, for the quarter ended March 31, 2012.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Money Market Fund§	7/8/2003	0.00%	0.99%	0.52%
iMoneyNet Money Fund Averages™—All Government		0.01%	0.79%	0.41%

Current performance of the Fund’s shares may be higher or lower than that shown above.

§

The Fund’s investment adviser has contractually agreed to reimburse the Fund for various expenses. These expense reimbursement arrangements will continue through at least April 30, 2023, unless changed with approval of the Board of Trustees. In addition, beginning September 9, 2020, part or all of the investment management fees of the Fund are being voluntarily waived. Without this reimbursement/waiver, expenses would be higher and returns lower.

After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts. For the Fund’s most current 7-day yield, please call the Fund at 800-842-2252.

A	A

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Chad Kemper	Andrew Hurst
Title:	Senior Director	Director
Experience on Fund:	since 2020	since 2020

Purchase and sale of Fund shares

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

Tax information

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

Payments to insurance companies and broker-dealers and other financial intermediary compensation

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by

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influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

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Printed on paper containing recycled fiber	A12162 (5/22)

A12162 (5/22)